RELEASE OF CLAIMS

This Release of Claims is dated as of June 10, 2013, and is effective as of the Closing Date (as defined below). Reference is made herein to:

A.          that certain Loan Agreement, dated as of November 9, 2012 (the “Loan Agreement”), by and between DOF IV REIT HOLDINGS, LLC (“Lender”), and TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company to be renamed SRT LAHAINA GATEWAY, LLC (“Borrower”);

B.          that certain Guaranty, dated as of November 9, 2012 (the “Guaranty”), by Mr. Anthony W. Thompson, an individual, and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation to be renamed STRATEGIC REALTY TRUST, INC. (“Guarantor”) in favor of Lender;

C.          that certain Pledge Agreement, dated as of November 9, 2012, executed by TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company to be renamed SRT Lahaina Gateway Mezz, LLC (“Sole Member”), in favor of Lender, and that certain Pledge Agreement, dated as of November 9, 2012, executed by TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company to re renamed SRT Lahaina Gateway Mezz Holdings, LLC (“Holdings”), in favor of Lender (collectively the “Pledge Agreements”); and

D.          that certain Deed in Lieu of Foreclosure Agreement by and among Borrower, Lender and Guarantor dated as of June 10, 2013 (“Agreement”).

Each of Borrower, Guarantor, Sole Member and Holdings (collectively, the “Releasing Parties”) are delivering this Release of Claims, effective as of the Closing Date (as defined in the Agreement, the “Closing Date”), to Lender, TORCHLIGHT LOAN SERVICES, LLC, a limited liability company (“TLS”), and TORCHLIGHT INVESTORS, LLC, a limited liability company (“TI”) (TLS and TI having served as agents of Lender in connection with this transaction).

Each of the Releasing Parties, for themselves and their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably releases, remises, acquits, satisfies, waives and forever discharges Lender, TLS and TI, and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, agents, employees, accountants, attorneys, and legal representatives (collectively, the “Lender Parties”) of and from any and all liabilities, actions, causes of action, suits, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected, presently existing or which may hereafter arise (collectively, “Claims”), with respect to any matter occurring from the beginning of time to immediately prior to the Closing Date which:

(i)          relate to or arise under the Loan Agreement, or

(ii)         relate to the Loan (as defined in the Loan Agreement), or

(iii)        relate to or arise under any other Loan Documents (as defined in the Loan Agreement), or

(iv)        relate to the Property (as defined in the Loan Agreement), or

(v)         relate to or arise under the Guaranty or the Pledge Agreements.

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Each of the Releasing Parties hereby represents and warrants that it has not previously assigned, sold or transferred, or attempted to assign, sell or transfer, any of the Claims, and agrees not to assign or transfer any of the Claims in the future.

Each of the Releasing Parties hereby represents, warrants and covenants that it (i) has been provided with adequate information regarding this Release of Claims and the subject matter hereof, (ii) has had adequate opportunity to consult legal counsel of the Releasing Party’s choice regarding this Release of Claims, (iii) has executed and delivered this Release of Claims pursuant to the free will of the Releasing Party, and (iv) has executed this Release of Claims on a fully informed basis and with full knowledge of the consequences thereof.

Each of the Releasing Parties hereby expressly and irrevocably waives its rights under any applicable statute, rule, regulation, legal principle, or legal doctrine applicable in any state or territory of the United States or any foreign jurisdiction which provides that a release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing such release, which if known by the releasing party would have materially affected its settlement with the released party.

Notwithstanding the preceding paragraph and the below choice of law provision, with respect to the releases set forth above Releasing Parties each hereby certify that they have read and understood the provisions of California Civil Code Section 1542 and have consulted or have had the opportunity to consult with their respective counsel regarding the same. Releasing Parties hereby waive any and all rights under California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Releasing Parties fully understand that they cannot hereafter make any further claims against or seek any further recovery from one another by reason of any Claim of any nature whatsoever in existence prior to the Closing Date, except as provided herein. Releasing Parties further acknowledge that they or their respective attorneys may hereafter discover facts different from or in addition to those which they or their attorneys now know or believe to be true with respect to the released claims and rights, and they agree that this Release of Claims shall be and remain in effect as a full and complete release except as provided herein, notwithstanding any such different or additional facts. The Releasing Parties have initialed below to further confirm the foregoing.

Borrower:	[ILLEGIBLE]	Guarantor:	[ILLEGIBLE]

Sole Member:	[ILLEGIBLE]	Holdings:	[ILLEGIBLE]

This Release of Claims shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflict of law provisions.

Following the assertion or threatened assertion of any Claim against any Lender Party, Releasing Parties shall immediately reimburse Lender Parties for all fees and costs, including reasonable attorneys’ fees and experts’ fees and costs incurred by Lender Parties, whether before or after any judgment, for enforcement of this Release of Claims or any of its terms, or the exercise of any rights or remedies hereunder and/or at law, in equity or otherwise, whether or not any action or proceeding is filed.

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If any term, provision, covenant or condition of this Release of Claims is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of this Release of Claims shall remain in full force and effect and shall in no way be affected, impaired, invalidated or rendered unenforceable.

[SIGNATURES FOLLOW ON NEXT PAGE]

Lahaina Release of Lender	3

IN WITNESS WHEREOF, the undersigned have executed this Release of Claims as of the Closing Date as set forth above.

BORROWER:

TNP SRT LAHAINA GATEWAY LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

GUARANTOR:

TNP STRATEGIC RETAIL TRUST, INC, a Maryland corporation

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

[SIGNATURES CONTINUE ON NEXT PAGE]

Lahaina Release of Lender	4

SOLE MEMBER:

TNP SRT LAHAINA GATEWAY MEZZ, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

HOLDINGS:

TNP SRT LAHAINA GATEWAY MEZZ HOLDINGS, LLC, a Delaware limited liability company

By: TNP SRT Lahaina Gateway Holdings, LLC, a Delaware limited liability company, its sole member

By: TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

By: TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

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